SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2004

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22761 (Commission File Number)	23-2217932 (IRS Employer Identification No.)

1735 Market Street, Suite 2800 Philadelphia, Pennsylvania (Address of principal executive offices)	19103-7590 (Zip Code)

Registrant's telephone number, including area code:

(215) 665-5046

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

Risk Factors

Our business faces significant risks. The risk described below updates the risk factors described in our Form 10-K for the year ended December 31, 2003 on pages 25 through 29, and should be read in conjunction with those risk factors. The risk factor described in this Form 8-K and the Form 10-K for the year ended December 31, 2003 may not be the only risks we face. Additional risks that we do not yet know of or that we currently think are immaterial may also impair our business operations. If the following risk actually occurs, our business, financial condition, results of operations or prospects could be affected materially. We disclaim any obligation to update the risk factors set forth in our filings with the SEC.

Because insurance and credit ratings are important to our policyholders and creditors, downgrades in our ratings may adversely affect us.

Nationally recognized ratings agencies rate the financial strength of our principal insurance subsidiaries and of the debt of PMA Capital Corporation. Ratings are not recommendations to buy our securities.

Rating agencies rate insurance companies based on financial strength and the ability to pay claims, factors more relevant to policyholders than investors. We believe that the ratings assigned by nationally recognized, independent rating agencies, particularly A.M. Best’s financial strength ratings, are material to our operations. We currently participate in the ratings process of A.M. Best and Moody’s Investor Services. Other rating agencies also rate our securities, which we do not disclose in our reports.

The rating scales of A.M. Best and Moody’s are characterized as follows:

•	A.M. Best—A++ to S (“Superior” to “Suspended”)
•	Moody’s—Aaa to C (“Exceptional” to “Lowest”)

As of August 6, 2004, the financial strength ratings of our principal insurance subsidiaries and the debt ratings of PMA Capital Corporation, as published by the principal rating agencies, are as follows:

Financial Strength Ratings:	A.M. Best		Moody’s (1)

Pooled Companies(2)	B++	(5th of 16)	Ba1	(11th of 21)
PMA Capital Insurance Company (3)	B+	(6th of 16)	B1	(14th of 21)

Senior Debt Ratings:	Moody’s (4)

PMA Capital Corporation	B3	(16th of 21)

(1)	Negative outlook.
(2)

The Pooled Companies (Pennsylvania Manufacturers’ Association Insurance Company, Pennsylvania Manufacturers Indemnity Company and Manufacturers Alliance Insurance Company) represent the domestic subsidiary insurance companies through which The PMA Insurance Group writes its insurance business, which share results through an intercompany pooling agreement. The Pooled Companies are rated as one entity. On August 6, 2004, A.M. Best announced that the under review status of the financial strength rating of The PMA Insurance Group, or Pooled Companies, our workers’ compensation subsidiaries, was revised to “with developing implications” from “with negative implications.”

(3)	Revised on August 6, 2004. Under review with negative implications.
(4)	Under review with direction uncertain. A.M. Best also rates our senior debt “bb.”

Although we cannot currently predict the ultimate effect of our B++ (5th of 16) A.M. Best Rating on The PMA Insurance Group’s business, certain large account clients and clients in certain industries will not purchase property and casualty insurance from insurers with less than an A- (4th of 16) A.M. Best rating. The PMA Insurance Group’s B++ A.M. Best rating has resulted in lower premiums written. A further downgrade in The PMA Insurance Group’s A.M. Best rating would result in a material loss of business as policyholders move to other companies with higher financial strength ratings. Accordingly, such a downgrade to our insurer financial strength ratings would have a material adverse effect on our results of operations, liquidity and capital resources.

A downgrade in our debt ratings will affect our ability to raise additional debt with terms and conditions similar to our current debt, and, accordingly, will increase our cost of capital. In addition, a downgrade of our debt ratings will make it more difficult to raise capital to refinance any maturing debt obligations and to maintain or improve the current financial strength ratings of our principal insurance subsidiaries.

These ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that we or our principal insurance subsidiaries can maintain these ratings. Each rating should be evaluated independently of any other rating.

CAUTIONARY STATEMENTS

Except for historical information provided in this report, statements made throughout are forward-looking and contain information about financial results, economic conditions, trends and known uncertainties. Words such as “believes,” “estimates,” “anticipates,” “expects” or similar words are intended to identify forward-looking statements. These forward-looking statements are based on currently available financial, competitive and economic data and our current operating plans based on assumptions regarding future events. Our actual results could differ materially from those expected by our management. The factors that could cause actual results to vary materially, some of which are described with the forward-looking statements, include, but are not limited to:

o

our ability to effect an efficient withdrawal from the reinsurance business, including the commutation of reinsurance business with certain large ceding companies, without incurring any significant liabilities;

o

regulatory or tax changes in risk-based capital or other regulatory standards that affect the cost of, or demand for, our products or otherwise affect our ability to conduct business, including any future action with respect to our business taken by the Pennsylvania Insurance Department or any other state insurance department;

o

The PMA Insurance Group’s ability to have its A- A.M. Best financial strength rating restored and the effect of its B++ A.M. Best rating on its premium writings and profitability as well as the adverse impact of any potential future downgrade of its rating;

o

the ability of the Company to have sufficient cash at the holding company to meet its debt service and other obligations, including any restrictions such as those imposed by the Pennsylvania Insurance Department on receiving dividends from its insurance subsidiaries in an amount sufficient to meet such obligations;

o	the lowering or loss of one or more of the Company’s debt ratings, and the adverse impact that any such downgrade may have on our ability to raise capital and our liquidity and financial condition;
o	adequacy of reserves for claim liabilities;
o	adverse property and casualty loss development for events that we insured in prior years, including unforeseen increases in medical costs;
o	the impact of future results on the recoverability of our deferred tax asset;
o	adequacy and collectibility of reinsurance that we purchased;
o	the outcome of any litigation against the Company, including the outcome of the purported class action lawsuits;
o	competitive conditions that may affect the level of rate adequacy related to the amount of risk undertaken and that may influence the sustainability of adequate rate changes;
o	ability to implement and maintain rate increases;
o	the effect of changes in workers’ compensation statutes and their administration, which may affect the rates that we can charge and the manner in which we administer claims;
o	our ability to predict and effectively manage claims related to insurance and reinsurance policies;
o	the uncertain nature of damage theories and loss amounts and the development of additional facts related to the attack on the World Trade Center;
o	uncertainty as to the price and availability of reinsurance on business we intend to write in the future, including reinsurance for terrorist acts;
o	severity of natural disasters and other catastrophes, including the impact of future acts of terrorism, in connection with insurance and reinsurance policies;
o	changes in general economic conditions, including the performance of financial markets, interest rates and the level of unemployment;
o	uncertainties related to possible terrorist activities or international hostilities; and
o	other factors disclosed from time to time in our most recent Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

You should not place undue reliance on any such forward-looking statements. Unless otherwise stated, we disclaim any current intention to update forward-looking information and to release publicly the results of any future revisions we may make to forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: August 6, 2004	By: /s/ William E. Hitselberger
William E. Hitselberger
Executive Vice President, Chief Financial Officer and Treasurer

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